Investment Strategy - The Acquirers Fund	Aug. 31, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]
The Fund is an actively managed exchange-traded fund (“ETF”) and seeks to achieve its investment objective by investing in equity securities of U.S.-listed companies that Acquirers Funds, LLC, the Fund’s investment adviser (“Acquirers” or the “Adviser”), believes to be undervalued, but fundamentally strong. The Adviser typically selects approximately 30 stocks from the largest 25% of all stocks (equivalent to a market capitalization greater than approximately $2 billion).
The Adviser identifies potentially undervalued stocks by using The Acquirer’s Multiple®, which is a valuation metric developed and published in 2014 by Tobias Carlisle, Managing Member of Acquirers. The initial universe of stocks is then valued holistically—assets, earnings, and cash flows are examined—to understand the economic reality of each stock. Each stock is then ranked on the basis of such valuation.
Potential holdings are further evaluated and screened using statistical measures of fraud, earnings manipulation, and financial distress. Each potential holding is then examined for a margin of safety in three ways: (a) a wide discount to a conservative valuation, (b) a strong, liquid balance sheet, and (c) a robust business capable of generating free cash flows. Finally, a forensic-accounting due diligence review of each of the remaining potential components’ financial statements, particularly the notes and management’s discussion and analysis, is undertaken by the Adviser.
The Fund may invest in companies in any economic sector and may frequently and actively purchase and sell securities. As of July 31, 2026, the Fund had significant exposure to companies in the consumer cyclical, energy, and industrial sectors.